                                                                  EXHIBIT (10.9)
                                                                  --------------
                              AMENDED AND RESTATED
                              --------------------
                               THE ROWE COMPANIES
                               ------------------
            CASH-OR-DEFERRED NON-QUALIFIED EXECUTIVE RETIREMENT PLAN
            --------------------------------------------------------

                                  Introduction
                                  ------------

     By action of its Board of Directors, The Rowe Companies, a Nevada corporation (the "Sponsor"), as the successor to Rowe Furniture Corporation, has adopted The Rowe Companies Cash-or-Deferred Non-Qualified Executive Retirement Plan (the "Plan"), dated as of November 30, 1994 and effective as of December 1, 1994, and as amended and restated in this document, effective as of June 1, 1999.

     By action of its Board of Directors on March 10, 1999, the Sponsor adopted certain amendments to the Plan, the terms of which have been incorporated into this document and which are effective as of the date of execution of this document. All references hereinafter to the "Plan" shall mean this Amended and Restated The Rowe Companies Cash-or-Deferred Non-Qualified Executive Retirement Plan.

1.   Definitions
     -----------

     (a) "Beneficiary" shall mean the person(s) entitled, pursuant to Section 5(b) of the Plan, to receive payments under the Plan at and after the death of the Participant, including the person(s) designated by the Participant, the Participant's estate or the estate of a deceased Beneficiary, all as more particularly described in Section 5(b.) hereof.

     (b) "Board of Directors" shall mean the Board of Directors of the Sponsor.

     (c) "Committee" shall mean the administrative committee of the Plan, as it may be constituted from time to time, the initial members of which shall be the President and Treasurer of the Sponsor.

     (d) "Corporation" shall mean The Rowe Companies, a Nevada corporation, and its wholly owned subsidiaries, and any successor thereto by merger, consolidation or otherwise which may agree to continue the Plan.

     (e) "Deferred Compensation" shall mean the portion of each base salary payment, and bonus payment, exclusive of any other payments, which would have been payable to the Participant in his capacity as an Executive while participating in the Plan and which portion he or she has elected to defer under the terms of an election to participate in the Plan.

     (f) "Effective Date" shall mean December 1, 1994.

     (g) "Executive" shall mean a salaried employee of the Corporation who is an officer and a "highly compensated employee" as such term is defined at Section 414(q) of the Internal Revenue Code of 1986, as amended.

     (h) "Participant" shall mean an Executive who is selected by the Committee to participate in the Plan and who elects to participate in the Plan, as provided in Section 3, below.

     (i) "Plan" shall mean The Rowe Companies Cash-or-Deferred Non-Qualified Executive Retirement Plan, as described herein and as amended from time to time.

     (j) "Sponsor" shall mean The Rowe Companies, a Nevada corporation, and any successor thereto by merger, consolidation or otherwise which may agree to continue the Plan.

2.   Purpose
     -------

     The purpose of the Plan is to enable any Executive of the Corporation designated by the Committee to defer receipt of compensation otherwise payable for services as an Executive by so electing in accordance with the provisions of the Plan, provided such election is made prior to the date such compensation is earned by the Executive, and to receive deferred matching credits with respect to such deferrals. An additional purpose of the Plan is to grant supplemental deferred compensation to Participants in such amounts and at such time as determined by the Board of Directors in its discretion.

3.   Participation in the Plan
     -------------------------

     (a) All Executives of the Sponsor shall be eligible to participate in the Plan on the Effective Date. Any Executive of the Sponsor hired after the Effective Date and any employee of the Sponsor who shall become an Executive after the Effective Date shall be eligible to participate in the Plan on the date on which he or she performs his first paid hour of service as an Executive of the Sponsor. Any Executive employed by another Corporation may be selected by the Committee to participate in the Plan and may elect to participate by filing a written notice to that effect with the Committee. Such written notice shall be substantially in the form attached hereto as Exhibit A and shall include the Executive's election as to the method of payment to be used for the distribution of the Deferred Compensation Account, as described in Section 5(a) of the Plan. An Executive's election to participate shall be effective on the date the election is received by the Committee. An election to participate filed by any person at a time when he or she does not qualify as an Executive as defined in the Plan shall be void.

     (b) Participation in the Plan shall continue as to any Participant until that person ceases to be an Executive. A Participant may terminate the election to defer by notifying the Committee in writing, in which event the election to defer shall terminate effective upon receipt of such notification of termination. An Executive's termination of participation or election to defer shall not cause acceleration or modification of the time- or method of payment elected by the Participant with respect to the balance of the Deferred Compensation Account accrued as of the effective date of such termination (or with respect to the investment earnings credited to such Account thereafter and before the entire balance of such Account has been distributed). A Participant may designate a different method and time of payment for future Deferred Compensation amounts by filing a written request with the Committee provided that such request will become effective upon its receipt by the Committee with respect to compensation earned and payable thereafter. No such request shall modify in any way the method of payment previously elected by the Participant with respect to the balance of the Deferred Compensation Account attributable to compensation deferred prior to such request.

     (c) Notwithstanding anything herein contained to the contrary, the Board of Directors of the Corporation or a majority of the Committee may, in its sole discretion, accelerate but not extend the method and time of payment for all or part of such Participant's Deferred Compensation Account under the Plan to provide for payment of any part or all of the balance of the Participant's Deferred Compensation Account in a lump sum or in substantially equal annual installments over any period, not to exceed 10 years, by a written instrument signed by such majority of the Committee and delivered to the Participant (or the Participant's Beneficiary). In addition, notwithstanding anything herein to the contrary, in order for the Corporation to preserve its federal income tax deduction with respect to annual total compensation payable to a Participant in excess of $1,000,000.00, as such federal income tax deduction may be limited by
Section 162(m) of the Code, the Corporation or the Committee shall be permitted, in its sole discretion and regardless of the election of the Participant, to make a distribution in an amount that will not cause the Participant's total compensatory payments from the Corporation to exceed in any given year $1,000,000.00.

4.   Deferred Compensation Accounts
     ------------------------------

     (a) After the effective date of any election to participate properly filed with the Committee by an Executive, the Corporation shall establish an Account on its books in the name of the Executive (a "Deferred Compensation Account"), which Account shall be credited with the following:

         (i)    Deferred Compensation;

         (ii)   Corporation matching contributions, as described below;

         (iii)  Supplemental credits, as described below; and

         (iv)   Interest credits, as described below.

Credits of Deferred Compensation shall be made to the Participant's Deferred Compensation Account as of the end of each payroll period during which each such salary payment would otherwise have been paid to the Participant.

     (b) In addition to the salary reductions permitted by the Plan, the Corporation shall make a matching contribution to the Executive's Deferred Compensation Account in accordance with the following percentages of base salary deferrals:

                                                   Corporation Matching
                Executive Deferral as a        Contribution as a Percentage
               Percentage of Base Salary           of Executive Deferral
               -------------------------       ----------------------------
                     1% - 3%                              75%
                     4% - 6%                              25%
                     Above 6%                              0%

Credits of matching contributions shall be made concurrently with the credits of the Deferred Compensation to which such matching contributions correspond.

     (c) In addition to the salary reductions permitted by the Plan and the aforesaid matching contributions, the Corporation, in the sole discretion of the Board of Directors, may credit a Participant's Deferred Compensation Account with additional amounts, to be known as "supplemental credits."

     (d) A Participant's Deferred Compensation Account shall be credited with interest credits or "equivalents" on a daily basis, as follows:

         (i) Interest will be credited on each hypothetical account on a daily basis in an amount that mirrors the return of certain hypothetical investment options as approved by the Board of Directors at the election of the participant.

         (ii) Twice each year, a Participant may select a hypothetical investment option or options as approved by the Board of Directors by which interest credits or "equivalents" will be credited to the Participant's Deferred Compensation Account by written notice delivered to the Committee no later than December 1 and June 1 of each year, to be effective for the six months beginning on such dates. The Committee shall provide each participant with a form of written notice, which shall include the hypothetical investment options and the annual yield of such hypothetical investment options as of the market close on the last business day of the month prior to distribution of the form.

         (iii) When an Executive first becomes a Participant, he or she shall have until the last day of the month in which he or she becomes a Participant to select his hypothetical investment option or options, to be effective until the next December 1 or June 1, whichever is earlier. If an Executive has not chosen a hypothetical investment option or options by the last day of the month in which he or she becomes a Participant, contributions and employer match will be invested in the most conservative investment option until he or she has selected his hypothetical investment option or options. For an Executive who is already a Participant as of the date of execution of this document, the Participant shall have until the last day of the month in which this document is executed to select his hypothetical investment option or options, to be effective until the next December 1 or June 1, whichever is earlier. If an Executive has not chosen a hypothetical investment option or options by the last day of the month in which this document is executed, contributions and employer match will be invested in the most conservative investment option until he or she has selected his hypothetical investment option or options.

         (iv) If a Participant selects more than one hypothetical investment option, he or she shall designate for each hypothetical investment option a percentage of his Deferred Compensation Account to which that hypothetical investment option's yield shall apply. If the Participant fails to designate a percentage for each hypothetical investment option, or if the percentages do not total 100%, then the Committee will assume an equal allocation to the selected hypothetical investment options. In the event a Participant does not select a hypothetical investment option or options by the applicable deadline, then (A) the hypothetical investment option or options applied to his Deferred Compensation Account for the prior six-month period (or portion thereof) shall govern for the next six months, in the case where such Participant had previously selected a hypothetical investment option, or (B) the Committee will assume equal allocations of all of the hypothetical investment options, in the case where such Participant has never timely selected a hypothetical investment option or options.

         (v) Once each year, the Board of Directors may change the choice of hypothetical investment options by resolution adopted by a majority of the Board of Directors at a validly-called meeting or by unanimous written consent. In the event of such a change, the Committee shall notify each Participant in writing.

     (e) Payment of a Participant's Deferred Compensation Account under the Plan shall be the sole liability and obligation of the Corporation employing the Executive during the respective period(s) of his participation in the Plan. The Deferred Compensation Account shall be for bookkeeping purposes only and no assets shall be required to be segregated by the Corporation employing the Executive from its general funds by reason of such Account.

5.   Distributions of Deferred Compensation Accounts
     -----------------------------------------------

     (a) At the time of election to participate in the Plan, a Participant shall also make (as a part of the election to participate) an election as to the method of payment of distributions of his Deferred Compensation Account. A Participant may elect to receive distributions (i) in one lump sum payment or
(ii) in a number of substantially equal annual installments not to exceed 10. The single lump sum payment or the first annual installment payment, as the case may be, shall be made as soon as administratively feasible. Amounts held for installment payments shall continue to be credited with investment earnings, as specified in Section 4(d). Subsequent installments shall be made as soon as administratively feasible if installment payments are to be made annually, until the entire balance of such Participant's Deferred Compensation Account due to that Participant has been paid.

     (b) If a Participant dies before full payment is made of such Participant's Deferred Compensation Account, the unpaid balance of such Deferred Compensation Account shall be paid to the surviving Beneficiary or Beneficiaries designated in writing by the Participant and delivered to the Committee under the same method of payment which applied or would have applied in the case of payments to the Participant. The filing of a designation of Beneficiary shall be deemed automatically to revoke any previously filed Beneficiary designation. If no designation shall be in effect or no designated Beneficiary survives the Participant, then the unpaid balance at the Participant's death shall be paid to the estate of the Participant in one lump sum payment. Payment to the Participant's estate or Beneficiary shall be made as soon as administratively feasible. In the case of a Beneficiary who dies while receiving installment payments, any installments payable after the Beneficiary's death shall be paid to the deceased Beneficiary's estate; however, at the Committee's option, such unpaid installment payments may be paid in one lump sum payment to the deceased Beneficiary's estate.

6.   Assignment and Payments Upon Incapacity
     ---------------------------------------

     (a) No right of any Participant or Beneficiary in the Plan to receipt of his Deferred Compensation Account shall be assignable or subject to anticipation, encumbrance, sale, pledge, alienation, execution, levy, attachment, charge or any other form of transfer or encumbrance of any nature whatsoever except that a Participant may name a Beneficiary or Beneficiaries in respect of the rights of the Participant in the event of such Participant's death. Upon the occurrence of any event deemed by the Corporation employing the Executive to be in violation, attempted violation or to evidence any danger of violation of the prohibition on transfers and encumbrances described in this paragraph, all as determined by the Committee, the Corporation may withhold any and all payments under the Plan and make such payments to anyone else deemed by the Corporation to be a natural object of the bounty of the Participant or Beneficiary to whom such withheld payments would otherwise have been made.

     (b) If the Committee shall find that any person to whom any payment is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee, or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Committee to have incurred expenses for such person otherwise entitled to payment, in such manner and proportions as the Committee may determine. Any such payment shall be a complete discharge of the liabilities of the Corporation to make such payment to the Participant.

7.   Amendment or Discontinuance of Plan
     -----------------------------------

     (a) The Board of Directors shall be vested with the sole power to amend the Plan at any time and in any manner (whether in toto or with respect to an
                                            -- ----
individual Participant) in such respects as the Board of Directors may deem advisable by an instrument in writing, which amendment shall be binding on all parties, subject to the principles contained in Section 7(c). Notice of any such amendment shall be provided to all Participants.

     (b) The Board of Directors reserves the right to discontinue the Plan, on a prospective basis, by resolution adopted by a majority of the Board of Directors at a meeting at which a quorum is present. Such discontinuance shall be subject to the principles contained in Section 7(c).

     (c) Notwithstanding the foregoing, no amendment or discontinuance of the Plan shall, without the consent of the affected Participants, affect elections of Participants made prior to such amendment or discontinuance or affect their right to receive any Deferred Compensation payments attributable to compensation deferred, matching contributions credited, interest equivalents credited, or to supplemental credits awarded, prior to the effective date of such amendment or discontinuance.

8.   Plan Not Funded
     ---------------

     (a) The Plan is not funded. The Corporation shall not be required to reserve, or otherwise set aside, physically or legally, any funds for the payment of its obligations hereunder. The obligations of the Corporation with respect to the benefits payable hereunder shall be paid out of such Corporation's general assets and shall not be secured by any form of trust, escrow, evidence of indebtedness or otherwise. No person having rights under the Plan shall be deemed to have any property interest, legal or equitable, in any specific asset of the Corporation, and, to the extent that any person acquires any right to receive payments under the Plan, such right shall be no greater than, nor shall it have preference or priority over, the rights of any unsecured general creditor of the Corporation.

     (b) The Corporation shall have the right, but shall not be required, to segregate funds in its financial records equal to the aggregate Deferred Compensation Accounts of the Participants, and to invest such funds or to direct the investment of such funds in order to produce an income return, but such funds and the earnings thereon shall remain solely as an asset of the Corporation.

9.   Establishment of Rabbi Trust
     ----------------------------

     The Sponsor has entered into the Trust Agreement for the Rowe Furniture Corporation Cash-or-Deferred Non-Qualified Executive Retirement Plan (the "Rabbi Trust"), dated March 28, 1995, with Crestar Bank, N.A., an unrelated, federally chartered commercial bank (the "Trustee"), in essential conformity with the principles set forth in IRS Revenue Procedure 92-64, or its successor. Notwithstanding anything herein to the contrary, the Sponsor shall transfer to the Trustee an amount of cash equal to the value of the Deferred Compensation Accounts of all Participants in the Plan as of the date of such transfer upon the occurrence of the first to occur of the following events: (i) the net worth of the Corporation, as determined by the certified public accountants normally serving the Corporation, shall fail to exceed $15,000,000.00; or (ii) the change of control of the Corporation (a "Triggering Event"). For purposes of this
Section 9, each of the events specified in the following clauses (i) through
(iii) of this Section 9 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25 % or more of the total number of votes for the election of the Board of Directors may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board of Directors or (iii) the shareholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly owned entity or for a sale or other disposition of au or substantially all the assets of the Corporation. The Corporation shall transfer to the Rabbi Trust cash representing the Corporation's liability under the Plan within fourteen days after the occurrence of a Triggering Event. The Corporation shall thereafter transfer additional cash to the Rabbi Trust in an amount equal to any additional liabilities incurred by the Corporation with respect to the Participants hereunder.

10.  Copies of Plan Available
     ------------------------

     Copies of the Plan and any and all amendments thereto shall be made available to all members of the Board of Directors and Participants during normal business hours at the office of the Secretary of the Sponsor.

11.  Plan Administration
     -------------------

     Unless otherwise expressly stated in the Plan, matters pertaining to the Plan's interpretation, construction and administration shall be determined by the Committee.

12.  Binding on Successors
     ---------------------

     In the event that the Corporation (or any entity resulting from any merger or consolidation referred to in this Paragraph or which shall be a purchaser or transferee so referred to) shall at any time be merged or consolidated into or with any other entity or entities or in the event that substantially all of the assets of the Corporation or any such entity shall be sold or otherwise transferred to another entity, the provisions of the Plan shall be binding upon and shall inure to the benefit of the continuing entity in (or the entity resulting from) such merger or consolidation or the entity to which such assets shall be sold or transferred. Except as provided in the preceding sentence, the Plan shall not be assignable by the Corporation or by any entity referred to in this Paragraph. The obligations and rights of a Participant under the Plan shall not be assignable, but, in the event of the Participant's death, such obligations and rights shall be binding upon and inure to the benefit of such Participant's designated Beneficiaries, heirs, executors or administrators.

13.  Continuation as Executive
     -------------------------

     The Plan or the payment of any benefits hereunder shall not be construed as giving to any Executive any right to be retained as an employee of the Corporation.

14.  Hardship Withdrawals
     --------------------

     For serious financial reasons beyond the Participant's control, and which would cause the Participant great hardship if early withdrawal were not permitted, such Participant may apply to the Committee for withdrawals from the Plan prior to termination of the Participant's service as an Executive of the Corporation. If such application for withdrawal is approved by the Committee, the withdrawal will be effective at the later of the dates specified in the Participant's application or the date of approval by the Committee. The Committee shall direct the Corporation to pay such amount attributable to the balance in such Participant's Deferred Compensation Account(s) up to the amount necessary to meet the financial emergency as stated in Participant's application for withdrawal. Following withdrawal, the Participant's Election to Defer shall be terminated and no new Election to Defer shall be accepted or approved by the Committee for a period of no less than six (6) months following the date of withdrawal. Serious financial reasons may include the following: bankruptcy or impending bankruptcy, unexpected and unreimbursed expenses of a major or emergency nature where withdrawal of the funds would be necessary to prevent great hardship to the Participant. Withdrawals for foreseeable expenditures normally budgetable shall not be permitted.

15.  Participation by Members of Committee
     -------------------------------------

     No member of the Committee shall be precluded from becoming a Participant in the Plan; however, such member shall not be entitled to vote or act upon matters, or sign any documents, relating specifically to such member's own participation under the Plan, except when such matters or documents relate to benefits and administrative matters generally. If this disqualification results in the lack of a quorum, then the Sponsor's Board of Directors shall appoint a sufficient number of temporary members of the Committee who shall serve for the sole purpose of determining such a question. Fifty percent of the members of the Committee shall constitute a quorum.

16.  Claims Procedure
     ----------------

     (a) Any claim for benefits or payments under the Plan by Participants or Beneficiaries shall be made in writing and delivered to the Committee at the principal office of the Sponsor. If the Participant or Beneficiary believes he or she has been denied any benefits or payment under the Plan, either in total or in an amount less than the full benefit or payment the claimant would normally be entitled to, the Committee shall advise the claimant in writing of the amount of the benefit, or payment, if any, and the specific reasons for the denial. The Committee shall also furnish the claimant at that time with a written notice containing:

           (i)    A specific reference to pertinent provisions of the Plan.

           (ii) A description of any additional material or information necessary for the claimant to perfect his claim, if possible, and an explanation of why such material or information is needed.

           (iii)  An explanation of the following claim review procedure.

     (b) Within sixty (60) days of receipt of the information described above, the claimant shall, if further review is desired, file a written request for reconsideration with the Committee. So long as the claimant's request for review is pending (including such sixty (60) day period), the claimant or his or her duly authorized representative may review pertinent documents and may submit issues and comments in writing to the Committee.

     (c) A final and binding decision shall be made by the Committee within sixty (60) days of the filing by the claimant of the request for reconsideration; provided, however, that if the Committee, in its discretion, feels that a hearing with the claimant or his or her representative present is necessary or desirable, this period shaft be extended an additional sixty (60) days.

     (d) The decision by the Committee shall be conveyed to the claimant in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific references to the pertinent provisions of the Plan on which the decision is based.

     (e) The Committee shall use ordinary care and diligence in the performance of its duties. The Committee shall be entitled to rely conclusively, and shall be fully protected in any action or omission taken by it in good faith reliance, upon the advice or opinions of any persons, firms or agents retained by it, including, but not limited to, accountants, actuaries, counsel and other specialists. Nothing contained herein shall preclude the Corporation from indemnifying any member of the Committee for all actions under the Plan, or from purchasing liability insurance to protect such persons serving thereon with respect to their duties pursuant to the Plan.

     IN WITNESS WHEREOF, the duly authorized officers of The Rowe Companies have signed and sealed the Plan on behalf of The Rowe Companies, a Nevada corporation, on this 1st day of June, 1999.

                              THE ROWE COMPANIES

ATTEST:


                            /s/ Gerald M. Birnbach
                            -------------------------------
                              Gerald M. Birnbach, President

    /s/ Arthur H. Dunkin
----------------------------
Arthur H. Dunkin, Secretary

[CORPORATE SEAL]

                                  "EXHIBIT A"

                    NOTICE OF ELECTION TO DEFER EXECUTIVE'S
                    ---------------------------------------
                  COMPENSATION AND DESIGNATION OF BENEFICIARY
                  -------------------------------------------

TO: The Administrative Committee of The Rowe Companies Cash-or-Deferred Non-Qualified Executive Retirement Plan

     I, the undersigned, an Executive of The Rowe Companies, a Nevada corporation (the "Corporation"), or of one of its subsidiaries, hereby acknowledge receipt of a copy of the Amended and Restated The Rowe Companies Cash-or-Deferred Non-Qualified Executive Retirement Plan (the "Plan"), and further acknowledge that my election to participate in the Plan contained therein shall be subject in all respects to the provisions of the Plan, as amended from time to time.

     Pursuant to the terms of the Plan, I hereby elect to defer receipt of the future payment of the percentage of my salary as designated below, effective as of the effective date of the Plan or, if later, as of the date of this notice:

     ________    Percent of annual salary pro rated over calendar year.


Such election shall continue to be effective until I file written notice of termination of this election with the Committee, unless I become ineligible at an earlier date under the terms of the Plan.

     I also elect hereby that all amounts deferred under the Plan, together with interest equivalents, if appropriate, credited thereon, shall be distributed to me:

     (check appropriate form of payment)

     ______  In one single lump sum payment

                                       OR

     ______  In equal annual installments for   _____   years (specify number
not exceeding 10).

     The single lump sum payment or the first annual installment (if I have so elected) shall be paid on or about the second day of the calendar quarter immediately following the calendar quarter in which I cease to be an Executive, and subsequent installments shall be paid on or about the second day of each succeeding calendar year until the entire amount credited to my Deferred Compensation Account shall have been paid, provided that I have chosen to take annual installments.

     I hereby designate the following beneficiary (or beneficiaries or contingent beneficiaries in the percentages set forth following their names) in accordance with Section 5(b) of the Plan:

     (give name(s), addressees), relationships), social security number(s), and, if applicable, percentage of interest).

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


                                   EXECUTIVE
WITNESS:



                        ______________________________
             (Signature)


_________________

Date:  ____________

ACCEPTED:

                              THE ROWE COMPANIES
ATTEST:


                        _______________________________
_________________

Date:  ___________